UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 9, 1999



                                 LINCOLN BANCORP
             (Exact name of registrant as specified in its charter)



                                     INDIANA
                 (State of other jurisdiction of incorporation)

               333-63373                           35-2055553
       (Commission File Number)           (IRS Employer Identification No.)


         1121 East Main Street
         Plainfield, Indiana                            46168
(Address of principal executive offices)             (Zip Code)



        Registrants telephone number, including area code: (317)839-6539










Item 5.  Other Events.

         Pursuant to General Instruction F to Form 8-K, the press release issued August 9, 1999, concerning the Corporation's stock repurchase program is attached hereto as Exhibit 1 and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 99 - Press Release dated August 9, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             /s/ T. Tim Unger
                                            ------------------------------
                                            T. Tim Unger, President and
                                            Chief Executive Officer


Dated: August 11, 1999